Exhibit 10.30

IN ACCORDANCE WITH ITEM 601 OF REGULATION S-K, CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE EXHIBIT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Contract No.:20220729-01

Ocean engine marketing service contract

Through friendly negotiation and based on the principle of equality and mutual benefit, party A and Party B reach the following agreement concerning that Party A entrusts Party B to provide marketing services, which shall be followed by both parties.

Party A: Jinan Modern Dermatology Hospital
Contact person: Jiaming Su	Tel：[*]
Location:
zip code:	fax No:
Email:

Party B: Beijing Haoxi Digital Technology Co., LTD
Contact person: Xu Lei	Tel：[*]7
Location: 801, Block C, Floor 8, Floor 103, Huizhong Zhongli, Chaoyang District, Beijing
zip code:100101	fax NO:
Email:

1. service content

1.1 Marketing promotion refers to a paid technical service displaying party A’s information in the marketing platform Toutiao, TikTok, Huoshan Video, Xigua Video result page and relevant pages (collectively called “Display Page”).

1.2 Party B shall be the “authorized online advertising agent” of the media service platform and provide promotion services to Party A.

1.3 Party B shall provide professional customer service services to Party A, including consulting services, account opening service, content maintenance, agent operation account, etc. (Party A shall assist in producing and promote the copywriting, display pictures, landing page materials, materials, creativity and the optimization of the account effect in the delivery process).

1.4 The service fee shall be subject to the signing between party A and Party B. Party B shall provide the invoice in time after receiving the payment.

1.5 Party A and Party B promise to abide by the relevant provisions of the promotion service of the service platform (including but not limited to product introduction, price standard, notice, specification, agreement, etc.). If either party shall be liable for compensation if it causes economic losses.

2. Method of payment

2.1 Terms of payment: The service platforms agreed herein are all pre-recharge service systems. Party B shall send a recharge notice to Party A by email, telephone or wechat according to Party A’s account consumption and balance, and Party A agrees to renew the fee and make the payment. Party B shall recharge the advertising platform according to the payment amount, and apply for the invoice of the current amount in accordance with the invoice application process.

2.2 Payment amount: Party A’s first recharge amount is: RMB [150,000] yuan only (in words: one hundred and fifty thousand yuan only). Party A may, within the term of this Agreement, recharge the Toutiao delivery account opened by Party B for the release of Toutiao products.

2.3 Invoice issuing; Party B shall issue VAT invoice of corresponding amount to Party A after a single recharge. If Party A requires Party B to issue a special VAT invoice, it shall inform it in advance and provide the corresponding invoice information.

2.4 Account information of Party B:

Account name: Beijing Haoxi Digital Technology Co., LTD

Bank of deposit: [*]

Bank account: [*]

3. Intellectual property rights and confidentiality

3.1 Both parties guarantee that the information provided by one party to the other party shall not infringe the intellectual property rights or legitimate rights and interests of any other person, otherwise, all responsibilities shall be borne by that party and have nothing to do with the other party.

3.2 Both parties guarantee that the hardware, software, program, password, trade name, technology, license, patent, trademark, technical knowledge and business process of the other party learned or approved to use under this Contract are legally owned by the other party and the party shall have no rights or interests therein.

3.3 Trade secrets and technical secrets of the other party learned during the effective period of this Contract shall not be disclosed or disclosed to a third party during the term of the Contract and within two years after the termination of the Contract.

3.4 The disclosure of confidential information by either party under any of the following circumstances shall not be a breach of this Agreement:

1) the information is known to the public at the time of disclosure:

2) the information is disclosed in accordance with the prior written consent of the other party;

3) One party shall disclose the information in accordance with the requirements of the government judicial departments with jurisdiction over the party when performing its official duties in accordance with Chinese laws and regulations, provided that one party shall notify the other party of the exact nature of the disclosed trade secrets in writing before the disclosure.

4. Dispute resolution

4.1 Any dispute arising from the signing or performance of this Contract shall be settled by both parties through friendly negotiation. If no agreement can be reached through negotiation, either party may file a lawsuit with the people’s court where Party B is located.

4.2 If Party B fails to open an account due to Party B, the amount shall be returned to Party A within 3 working days; if Party B fails, the account balance shall be returned to Party A within 3 working days: any economic and legal liabilities caused by Party B beyond s scope have nothing to do with Party A.

5. Others

The service term of this contract is from July 29, 2022 to July 28, 2023. This contract is made in duplicate, with Party A holding one copy and Party B holding one copy. This copy has the same legal effect.

Party A: Jinan Modern Dermatology Hospital

Affix corporate seal:

Authorized Representative：

Date：July 29, 2022

Party B: Beijing Haoxi Digital Technology Co., LTD

Affix corporate seal:

Authorized Representative：

Date：July 29, 2022

Contract No.:20230729001

Ocean Engine Marketing Service Contract

Through friendly negotiation and based on the principle of equality and mutual benefit, party A and Party B reach the following agreement concerning that Party A entrusts Party B to provide marketing services, which shall be followed by both parties.

Party A: Jinan Modern Dermatology Hospital
Contact person: Jiaming Su	Tel：[*]
Location:
zip code:	fax No:
Email:

Party B: Beijing Haoxi Digital Technology Co., Ltd
Contact person: Xu Lei	Tel：[*]
Location: 801, Block C, Floor 8, Floor 103, Huizhong Zhongli, Chaoyang District, Beijing
zip code:	fax NO:
Email:

2. service content

1.1 Marketing promotion: Refers to a paid technical service for displaying Party A’s information on the results pages of Toutiao, Douyin, Huoshan Video, Xigua Video and related pages (collectively referred to as “display pages”) of the marketing platforms represented by Party B.

1.2 Party B is an “authorized online advertising agency” of the media platforms to provide promotion services for Party A.

1.3 Party B provides Party A with professional customer services: including consulting services, account opening services, content maintenance, agent operation accounts, etc. (Party A puts Toutiao platform content writing, display screens, landing page materials, materials, ideas, and account effect optimization during the delivery process All are produced and promoted with the assistance of Party B).

1.4 The service fee is subject to the agreement between Party A and Party B, and Party B shall provide an invoice in time after receiving the payment.

1.5 Both Party A and Party B promise to abide by the regulations related to the promotion service of the service platform (including but not limited to product introduction, price standards, notices, specifications, agreements, etc.), and if one party violates and causes economic losses, it shall be liable for compensation.

6. Method of payment

6.1 Payment method: The service platform as agreed herein shall be a pre-recharge service system. Party B shall send a recharge notice to Party A by E-mail, telephone, wechat or other means according to the consumption and balance of Party A’s account. After Party A agrees to renew and pay, Party B shall recharge the platform according to the payment amount and apply for invoice in accordance with the invoice application process.

6.2 Payment amount: Party A’s first recharge amount is: RMB [10,000] yuan only (in words: Ten thousand yuan only). Party A may, within the term of this Agreement, recharge the Toutiao delivery account opened by Party B for the release of Toutiao products.

6.3 Invoicing: Party B shall issue a VAT invoice of the corresponding amount to Party A after Party A makes a single recharge. If Party A requires Party B to issue a special VAT invoice, it shall inform Party B in advance and provide the corresponding billing information.

2.4 Account information of Party B:

Account name: Beijing Haoxi Digital Technology Co., LTD

Bank of deposit: China Construction Bank Co., LTD. Beijing East Third Ring Road Sub-branch

Bank account: [*]

7. Intellectual property rights and confidentiality

3.1 Both parties guarantee that the information provided by one party to the other party will not infringe the intellectual property rights or legal rights of any other person, otherwise all responsibilities shall be borne by the party itself and shall have nothing to do with the other party.

3.2 Both parties guarantee that the hardware, software, programs, passwords, trade names, technologies, licenses, patents, trademarks, technical knowledge and business processes of the other party that one party has learned or permitted to use in accordance with this contract are legally owned by the other party. The Party shall claim no right or interest on them.

3.3 The business secrets and technical secrets of the other party that both parties have learned during the effective period of this contract shall not be disclosed or made public to third parties during the contract period and within two years after the contract is terminated.

3.4 Disclosure of confidential information by any party under any of the following circumstances shall not be deemed a violation of this agreement:

1) The information is known to the public at the time of disclosure.

2) The information is disclosed according to the prior written consent of the other party.

3) One party discloses in accordance with the requirements of the judicial and other departments of the government that have jurisdiction over it when performing official duties in accordance with the laws and regulations of our country, provided that one party notifies the other party in writing of the exact nature of the disclosed trade secrets before disclosure.

8. Dispute resolution

4.1 Any dispute arising from the signing or performance of this Contract shall be settled by both parties through friendly negotiation. If no agreement can be reached through negotiation, either party may file a lawsuit with the people’s court where Party B is located.

4.2 If the account opening fails due to Party B’s reasons, Party A shall be returned within 10 working days. If the cooperation cannot be continued due to Party B’s reasons, the account balance shall be returned to Party A within 10 working days. Party A has nothing to do with any economic and legal liability caused by Party B’s operation beyond its scope.

4.3 If there are other matters not mentioned herein, a supplementary agreement may be signed to form an effective part of this contract.

9. Others

The service term of this contract is from July 29, 2023 to July 28, 2024. After the expiration of this Agreement, if neither party raises any objection in writing, the validity of this Agreement shall be automatically extended for one year. This contract is made in duplicate, with Party A holding one copy and Party B holding one copy, both of which have the same legal effect.

Party A: Jinan Modern Dermatology Hospital

Affix corporate seal:

Authorized Representative：

Date：July 29, 2023

Party B: Beijing Haoxi Digital Technology Co., LTD

Affix corporate seal:

Authorized Representative：

Date：July 29, 2023